UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 12, 2014

CUBED, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-171371 (Commission File Number)	37-1603977 (I.R.S. Employer Identification No.)

830 South 4th Street Las Vegas, NV 89101 (Address of principal executive offices) (zip code)

(702) 868-4277 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

Cubed Asia Pte Ltd.

On November 7, 2014, we entered into a Stock Purchase Agreement with Douglas Toshi Shinsato, one of our officers and directors, pursuant to which we sold our wholly owned subsidiary, Cubed Asia Pte Ltd., a Singapore corporation.  We discontinued our operations in Asia and sold Cubed Asia in order to better focus our efforts in the United States.  The sale closed on November 12, 2014, the day a fully executed version of the Purchase Agreement was delivered to us.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

 (d)  Exhibits

10.1	Share Purchase Agreement dated November 7, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cubed, Inc.

Dated: November 14, 2014	/s/ Joseph White
By: Joseph White
Its: President and Chief Executive Officer

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